EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Gatos Silver, Inc. (the “Company”) for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stephen Orr, as Chief Executive Officer of the Company, and Roger Johnson, as Chief Financial Officer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of

1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen Orr
Stephen Orr
Chief Executive Officer
November 8, 2021

/s/ Roger Johnson
Roger Johnson
Chief Financial Officer
November 8, 2021